UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 16, 2021 (February 16, 2021)
Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES CORP.
(Exact Name of Company as Specified in its Charter)

MARYLAND	814-01035	46-3755188
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

4800 T-Rex Avenue, Suite 120, Boca Raton, FL 33431
(Address of principal executive offices and zip code)

(212) 356-9500
(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.02 per share	NEWT	Nasdaq Global Market LLC
6.25% Notes due 2023	NEWTI	Nasdaq Global Market LLC
5.75% Notes due 2024	NEWTL	Nasdaq Global Market LLC
5.50% Notes due 2026	NEWTZ	Nasdaq Global Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.    Entry Into a Material Definitive Agreement.

On February 16, 2021, Newtek Business Services Corp. (the “Company”) and U.S. Bank National Association (the “Trustee”), entered into a Eighth Supplemental Indenture (the “Eighth Supplemental Indenture”) to the Indenture, dated as of September 23, 2015, between the Company and the Trustee (the “Base Indenture”). The Eighth Supplemental Indenture relates to the Company’s issuance, offer and sale of $5,000,000 aggregate principal amount of its 5.75% notes due 2024 (the “Notes”).

The Notes will be issued as additional notes under the Base Indenture, as supplemented by the Fourth Supplemental Indenture, dated July 29, 2019 (the “Fourth Supplemental Indenture”; together with the Eighth Supplemental Indenture and the Base Indenture, the “Indenture”), pursuant to which the Company issued (i) $55,000,000 aggregate principal amount of the 5.75% Notes due 2024 (the “2024 Notes”) on July 29, 2019, and (ii) $8,250,000 aggregate principal amount of the 5.75% Notes due 2024 (the “Additional 2024 Notes,” and together with the 2024 Notes, the “Existing Notes”) on August 13, 2019. The Notes will be treated as a single series with the Existing Notes under the Indenture and will have the same terms as the Existing Notes. The Notes will have the same CUSIP number and will be fungible and rank equally with the Existing Notes. Upon issuance of the Notes, the outstanding aggregate principal amount of the Company’s 5.75% Notes due 2024 will be $68,250,000.

The Notes will mature on August 1, 2024 and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after August 1, 2021 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price of 100% of the outstanding principal amount thereof plus accrued and unpaid interest payments otherwise payable for the then-current quarterly interest period accrued to but not including the date fixed for redemption. The Notes bear interest at a rate of 5.75% per year payable on February 1, May 1, August 1 and November 1 of each year, commencing February 1, 2021.

The Company intends to use net proceeds to fund investments in debt and equity securities in accordance with its investment objective and strategies. The Company may also use the net proceeds for general corporate purposes, which include funding investments, repaying any outstanding indebtedness, acquisitions, and other general corporate purposes.

The Notes will be the Company’s direct unsecured obligations and rank pari passu, or equal, with all outstanding and future unsecured unsubordinated indebtedness issued by the Company. The Notes will be effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the value of the assets securing such indebtedness, and structurally subordinated to all existing and future indebtedness and other obligations of any of the Company’s subsidiaries.

The Indenture contains certain covenants, including covenants requiring the Company to (i) comply with the asset coverage requirements of the Investment Company Act of 1940, whether or not it is subject to those requirements, and (ii) provide financial information to the holders of the Notes and the Trustee if the Company is no longer subject to the reporting requirements under the Securities Exchange Act of 1934, as amended. These covenants are subject to important limitations and exceptions that are described in the Indenture.

The Notes were offered and sold pursuant to the Registration Statement on Form N-2 (File No. 333-237974) and the prospectus supplement filed with the Securities and Exchange Commission on February 12, 2021.

The foregoing descriptions of the Base Indenture, Fourth Supplemental Indenture, Eighth Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the Base Indenture, Fourth Supplemental Indenture, Eighth Supplemental Indenture and the Notes, respectively, each filed as exhibits hereto and incorporated by reference herein.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by Item 2.03 is contained in Item 1.01 of this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Description

4.1
Base Indenture dated of September 23, 2015 between Newtek Business Services Corp. and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(2) to Post Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-237974) filed June 25, 2020).

4.2
Fourth Supplement Indenture dated of July 29, 2019 between Newtek Business Services Corp. and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(2) to Post Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-237974) filed June 25, 2020.

4.3	Eighth Supplement Indenture dated of February 16, 2021 between Newtek Business Services Corp. and U.S. Bank National Association, as trustee.
4.4	Form of 5.75 % Notes due 2024 (incorporated by reference to Exhibit 4.3 and Exhibit A therein).

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES CORP.

Date: February 16, 2021	By:	/S/ BARRY SLOANE
Barry Sloane
Chief Executive Officer, President and Chairman of the Board

EXHIBIT INDEX

Exhibit Number	Description

4.1
Base Indenture dated of September 23, 2015 between Newtek Business Services Corp. and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(2) to Post Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-237974) filed June 25, 2020).

4.2
Fourth Supplement Indenture dated of July 29, 2019 between Newtek Business Services Corp. and U.S. Bank National Association, as trustee (Incorporated by reference to Exhibit (d)(2) to Post Effective Amendment No. 1 to Registration Statement on Form N-2 (File No. 333-237974) filed June 25, 2020.

4.3	Eighth Supplement Indenture dated of February 16, 2021 between Newtek Business Services Corp. and U.S. Bank National Association, as trustee.
4.4	Form of 5.75 % Notes due 2024 (incorporated by reference to Exhibit 4.3 and Exhibit A therein).